Supplement dated August 20, 2013 to Prospectus dated March 1, 2013

At a Special Meeting of Shareholders of the Special Value Fund held on May 17, 2013 and various adjournments thereof, Fund shareholders approved a new Investment Advisory Agreement between the Adviser and the Trust on behalf of the Fund.  The previous interim investment advisory agreement for the Special Value Fund was terminated and on August 15, 2013, the new Investment Advisory Agreement, as approved by shareholders, became effective.

The Fund is distributed by Victory Capital Advisers, Inc. (“VCA”), member FINRA and SIPC. Victory Capital Management Inc., an affiliate of VCA, is the investment adviser to the Fund and receives fees from the Fund for its services.

VP-EQTY-PROSUPP2(8/13)

Supplement dated August 20, 2013 to

Statement of Additional Information dated March 1, 2013

1.              The second sentence in the second footnote under the Dealer Reallowances section on the bottom of page 44 to the top of page 45 is deleted in its entirety and replaced with the following:

“In addition, in connection with such purchases, the Distributor or its affiliates may advance 12b-1 Fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.”

2.              The second sentence in the second paragraph of the Retirement Plans bullet point on page 47 is deleted in its entirety and replaced with the following:

“In addition, in connection with such purchases, the Distributor or its affiliates may advance 12b-1 Fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.”

3.              The following language replaces all of the paragraphs except the last paragraph of the section “The Advisory and Sub-Advisory Agreements” on page 69:

“The Advisory and Sub-Advisory Agreements.

A new advisory agreement dated as of August 1, 2013 and supplemented as of August 15, 2013 with respect to the Special Value Fund (the “Advisory Agreement”) applies to the Funds of the Trust.  Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds until December 31, 2014 and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Additional Information—Miscellaneous”) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose.  The Advisory Agreement is terminable as to any particular Fund at any time on 60 days written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser.  The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser.  In addition, the agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

A sub-advisory agreement between the Trust, the Adviser and KPB Investment Advisors LLC (the “Sub-Adviser”) dated as of August 1, 2013 (the “Sub-Advisory Agreement”) provides for the Sub-Adviser to manage that portion of the assets of the National Municipal Bond Fund and the Ohio Municipal Bond Fund that the Adviser allocates from time to time to the Sub-Adviser to manage (which portion may include any or all of those Funds’ assets), with the assistance and subject to the oversight of the Adviser.  The Adviser pays the Sub-Adviser 0.20% of that portion of the average daily nets assets of such Funds that are subject to the Sub-Adviser’s investment discretion.

VP-SAI-SUPP2(8/13)

Unless sooner terminated, the Sub-Advisory Agreement provides that it will continue in effect as to those Funds until December 31, 2014 and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by votes cast in person at a meeting called for such purpose.  The Sub-Advisory Agreement is terminable as to any particular Fund at any time on 60 days written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or by the Adviser,  or as to all applicable Funds by the Sub-Adviser.  The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Sub-Adviser in the performance of its duties, or from reckless disregard by the Sub-Adviser of its duties and obligations thereunder.

The Sub-Advisory Agreement provides that the Sub-Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Sub-Adviser.”